UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-00834
Name of Registrant:	Vanguard Windsor Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2017 – October 31, 2018
Item 1: Reports to Shareholders

Annual Report | October 31, 2018
Vanguard Windsor™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Fund Profile.	10
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard Windsor Fund returned –1.69% for Investor Shares and –1.59% for Admiral Shares for the 12 months ended October 31, 2018. The fund lagged its benchmark, the Russell 1000 Value Index, and the average return of its multi-capitalization fund peers.

• The broad stock market returned more than 6% for the fiscal year as corporate earnings remained strong and the U.S. economy continued to grow. Growth stocks outperformed their value counterparts, while large-cap stocks surpassed mid- and small-caps.

• The Windsor Fund’s two advisors aim to invest in large- and mid-cap stocks they have determined are undervalued by the marketplace.

• The advisors’ holdings in financials, information technology, health care, consumer discretionary, and energy detracted from relative performance. Health care boosted the fund’s overall returns even as the advisors’ selections fell short against the benchmark.

• Over the past decade, the fund’s average return outpaced that of its peers and expense-free benchmark.

Total Returns: Fiscal Year Ended October 31, 2018
Total
Returns
Vanguard Windsor Fund
Investor Shares	-1.69%
Admiral™ Shares	-1.59
Russell 1000 Value Index	3.03
Multi-Cap Value Funds Average	1.29
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended October 31, 2018
Average
Annual Return
Windsor Fund Investor Shares	12.41%
Russell 1000 Value Index	11.30
Multi-Cap Value Funds Average	10.94
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.31%	0.21%	1.06%

The fund expense ratios shown are from the prospectus dated February 26, 2018, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2018, the fund’s expense ratios were 0.31% for Investor Shares and 0.21% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Multi-Cap Value Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

4

Advisors’ Report

For the fiscal year ended October 31, 2018, Investor Shares of Vanguard Windsor Fund returned –1.69%, and lower-cost Admiral Shares returned –1.59%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These comments were prepared on November 19, 2018.

Wellington Management Company llp

Portfolio Managers:

James N. Mordy,
Senior Managing Director

David W. Palmer, CFA,
Senior Managing Director

The fiscal year ended October 31, 2018, was another period in which investors preferred growth stocks over value, and our portion of the portfolio trailed the

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	69	12,640	Seeks to provide long-term total returns above
Company LLP			both the S&P 500 and value-oriented indexes
			over a complete market cycle through
			bottom-up, fundamentally driven stock
			selection focused on undervalued securities.
Pzena Investment Management,	30	5,598	Uses a fundamental, bottom-up,
LLC			deep-value-oriented investment strategy. Seeks
			to buy good businesses at low prices, focusing
			exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	1	177	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor also may
			maintain a modest cash position.

5

Russell 1000 Value Index as well as the S&P 500 Index. One of the notable characteristics of S&P 500 Index performance during 2018 has been that high P/E stocks have outpaced low P/E stocks, which served as a headwind.

We have always believed our best long-term opportunities are with stocks of good companies that have been discarded by other investors for reasons that we feel are temporary. There certainly have been times in the past where the portfolio has been out of sync with marketplace fashion. We are confident that if we remain disciplined in our value approach we will bring compensatory rewards to our deserving, patient shareholders over the long run.

Investors have become increasingly concerned about threats to the economic cycle and future corporate earnings growth. These include trade wars, higher interest rates, dollar strength, slower growth outside the U.S., a loss of momentum in the U.S. housing market, and tighter labor conditions. Over the fiscal year, the strongest sectors in our benchmark, the Russell 1000 Value Index, were communication services, health care, and information technology, while the more cyclical sectors—materials, consumer discretionary, and industrials—lagged.

While we often invest in controversial situations early, before their resolution is clear, we created some of our own performance obstacles through stock selection. Among the stocks that had an impact of at least 30 basis points (0.3%) on relative performance, positive or negative, the losers outnumbered the winners by almost two to one.

And the losers were broadly spread over five sectors, so our holdings missed the mark in several areas.

In a minority of instances, the position’s prospects were impaired relative to our buy case. In many others, however, the team was surprised by the extent of share-price punishment experienced by companies that we believed had transitory issues. We also saw unexpected price declines for stocks whose issuers executed to plan amid investor concern that economic activity might have been nearing a peak. We believe the companies in the portfolio as of the end of the period represent a compelling value relative to their future earnings and cash-generation potential.

Information technology was the worst-performing sector relative to the benchmark. This was largely because of our semiconductor stocks, including semiconductor equipment, which has historically been an area in which we have had much success. This year, the

6

stocks suffered a severe correction as the memory chip market lost steam and some key end markets, such as wireless handsets and autos, slowed. The industry is also on the front line of the trade wars, facing many unresolved questions about how supply chains might be disrupted.

In recognition of the environment, we trimmed many technology positions during the year. The sector was our biggest area of net selling; however, we remain overweighted to the industry. We have stress-tested our earnings models and believe our holdings’ prices anticipate a rather dire macroeconomic outcome. Therefore, we believe the risk/reward skew is in the Windsor shareholder’s favor.

Another sector that detracted was health care. In this case, the results were as much about what we didn’t own—Merck, Pfizer, Abbott Laboratories, and Express Scripts all had big returns for the year—as what we did own. Our large position in Bristol-Myers Squibb suffered as trial results for its key lung cancer drug, Opdivo, did not produce a clear advantage versus Merck’s Keytruda. While the firm remains a top-ten position in the portfolio, we did make some significant sales during the latter part of the year.

We had mixed results in the financial sector. Banks, among the early beneficiaries of higher rates and regulatory relief, found themselves pressured by increased deposit costs and competition from nonbank lenders. In the insurance category, a nice profit in XL Group (bought out by AXA) was offset by losses in holdings of AIG and Unum. Investor sentiment regarding Unum has been depressed by the large losses incurred by rival General Electric’s long-term- care policy liabilities. However, our analysis suggests that Unum’s prospects should not be painted with the same brush.

Fiscal stimulus has boosted economic growth in the U.S. in recent quarters but has also tightened the labor market; hourly wage growth recently climbed above 3%. Interest rates have moved higher as the trend in global monetary easing has reversed. We project slower growth next year, the key variables being trade negotiations with China and productivity trends in the U.S.

We believe the pickup in capital spending that occurred this year will provide some lift to productivity, which would give the Federal Reserve some cushion on the inflation front.

Many of our larger purchases in recent months have been stocks that we believe can outperform in a more volatile, slower growth environment. These include Assurant, Alphabet, Equinix, Walgreens Boots Alliance, Comcast, and Verizon.

We have also found value in certain cyclical stocks with good quality products, strong operations, and robust business models, whose stocks have sold off alongside weaker peers amid declining market appetite for economic sensitivity.

7

In this bucket, we would highlight new purchases of FMC, Reliance Steel & Aluminum, and Southwest Airlines.

Our portfolio manager transition will be complete at the end of December, when Dave Palmer becomes sole lead PM and Jim Mordy retires after more than 33 years of serving Windsor shareholders. We are highly confident that the team is in place to deliver the great results that you expect. Given Dave’s 20-year tenure as a Windsor team analyst, we do not anticipate any major shifts in the philosophy or guiding principles that have steered the portfolio through multiple decades, market environments, and business cycles.

We thank you for your continued trust and confidence in our stewardship of your assets.

Pzena Investment Management, LLC

Portfolio Managers:

Richard S. Pzena, Managing Principal and
Co-Chief Investment Officer

John J. Flynn, Principal

Benjamin S. Silver, CFA, CPA, Principal

U.S. equities withstood notable volatility in 2018. Alongside concerns that the nine-year rally had become long in the tooth, tightening monetary policy, heightened protectionism, and escalating trade tensions largely offset the benefits of tax reform and strong earnings growth. The Russell 1000 Value Index gained 3.03% for the year, led by health care, information technology, and communication services. Our portion of the portfolio lagged the benchmark largely because of our greater exposure to financials, which were particularly challenged by rising interest rates and slower economic growth.

Individual holdings that detracted the most were insurance provider American International Group (AIG), General Electric (GE), and consumer products company Newell Brands. AIG’s weakness derived from adverse developments in its insurance reserves in late 2017 and higher-than-expected catastrophe losses in 2018. However, it remains an attractive turnaround story.

General Electric came under heavy pressure amid cyclical weakness in one of its core businesses and concerns surrounding its balance sheet and legacy liabilities. In our view, GE remains a market leader in high-barrier-to-entry industries. Its management team is implementing effective self-help initiatives with a viable path to earnings recovery. We think the market has underappreciated GE’s skewed upside potential and the stock remains attractive.

We added Newell Brands in the wake of its acquisition of Jarden. We believe the overall franchise has a strong lineup of consumer brands and that its management’s plan to sell noncore businesses is credible.

8

Stock selection in health care and utilities added to performance, as did a lack of exposure to the underperforming materials sector. Specific holdings that helped returns were biopharmaceutical provider Merck, pharmacy benefits manager Express Scripts, and property and casualty insurer XL Group.

We added to our Merck exposure after its stock sold off on negative news surrounding its recently launched cancer drug, Keytruda. Meanwhile, announcements of merger and acquisition deals at Express Scripts (to merge with global health service giant Cigna Corporation) and XL Group (acquired by French insurance and asset management company AXA Group) pushed both stocks higher.

We increased our portfolio’s exposure to health care and initiated a position in utilities while reducing weights in financials and information technology. In financials, we sold positions in trust bank State Street Corporation and in annuity and life insurance provider Brighthouse Financial.

The portfolio added alternative asset manager KKR and participated in the initial public offering of life insurer AXA. At the time of the KKR purchase, we believed the market had underestimated the impact of carried interest on the company’s fee revenue, and the shares traded at a discount to our assessment of fair value.

Meanwhile, AXA (the majority shareholder of AllianceBernstein) was unfairly penalized in its IPO, in our view, because of the market’s discomfort with variable annuities. We saw the depressed share price as an opportunity to own a well-capitalized franchise with strong captive distribution and an attractive return on capital.

In health care, we added to Merck and initiated a position in leading biotechnology company Amgen. In our view, Amgen’s existing drug offerings provided significant downside protection because of the company’s low valuation at the time of purchase.

The portfolio remains geared toward economically sensitive sectors such as consumer discretionary and financials, which is our largest exposure because of its appealing valuations. The heightened volatility allowed us to buy great franchises, and the adjustments made in 2018 reflected widening opportunities in all sectors. We are excited about the portfolio and the opportunity it presents for future outperformance.

9

Windsor Fund

Fund Profile
As of October 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.31%	0.21%
30-Day SEC Yield	2.04%	2.14%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	136	726	3,806
Median Market
Cap	$36.5B	$67.0B	$71.6B
Price/Earnings
Ratio	13.6x	14.9x	18.5x
Price/Book Ratio	1.8x	2.0x	2.9x
Return on Equity	11.9%	12.1%	15.0%
Earnings Growth
Rate	9.6%	5.6%	8.2%
Dividend Yield	2.2%	2.5%	1.8%
Foreign Holdings	5.9%	0.0%	0.0%
Turnover Rate	33%	—	—
Short-Term
Reserves	2.0%	—	—

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.90	0.88
Beta	1.18	1.09
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Sector Diversification (% of equity exposure)
Fund
Communication Services	5.7%
Consumer Discretionary	7.5
Consumer Staples	5.3
Energy	9.1
Financials	22.3
Health Care	14.5
Industrials	10.2
Information Technology	13.9
Materials	4.8
Real Estate	3.1
Utilities	3.6

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Bank of America Corp.	Diversified Banks	2.5%
Citigroup Inc.	Diversified Banks	1.9
Verizon Communications Integrated
Inc.	Telecommunication
	Services	1.9
MetLife Inc.	Life & Health
	Insurance	1.7
Broadcom Inc.	Semiconductors	1.7
American International
Group Inc.	Multi-line Insurance	1.6
UnitedHealth Group Inc.	Managed Health
	Care	1.6
Wells Fargo & Co.	Diversified Banks	1.5
American Tower Corp.	Specialized REITs	1.4
Medtronic plc	Health Care
	Equipment	1.4
Top Ten		17.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated February 26, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the expense ratios were 0.31% for Investor Shares and 0.21% for Admiral Shares.

10

Windsor Fund

Investment Focus

11

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2018
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Windsor Fund Investor Shares	-1.69%	7.57%	12.41%	$32,213
• • • • • • • •	Russell 1000 Value Index	3.03	8.61	11.30	29,170
– – – –	Multi-Cap Value Funds Average	1.29	7.15	10.94	28,245
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	6.56	10.76	13.36	35,036
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor Fund Admiral Shares	-1.59%	7.67%	12.53%	$162,830
Russell 1000 Value Index	3.03	8.61	11.30	145,848
Dow Jones U.S. Total Stock Market Float
Adjusted Index	6.56	10.76	13.36	175,179

See Financial Highlights for dividend and capital gains information.

12

Windsor Fund

Fiscal-Year Total Returns (%): October 31, 2008, Through October 31, 2018

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	8.74%	10.33%	11.20%
Admiral Shares	11/12/2001	8.82	10.44	11.32

13

Windsor Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (97.6%)[1]
Communication Services (5.6%)
	Verizon Communications
	Inc.	5,999,840	342,531
	Comcast Corp. Class A	5,971,800	227,764
*	Alphabet Inc. Class A	125,083	136,413
	Omnicom Group Inc.	1,662,541	123,560
	Interpublic Group of
	Cos. Inc.	4,983,648	115,421
	News Corp. Class A	4,001,857	52,785
	AT&T Inc.	815,225	25,011
			1,023,485
Consumer Discretionary (7.3%)
	TJX Cos. Inc.	1,893,125	208,017
	Newell Brands Inc.	12,145,653	192,873
	Ford Motor Co.	17,932,958	171,260
*	Norwegian Cruise Line
	Holdings Ltd.	2,696,198	118,821
	Expedia Group Inc.	929,877	116,634
	Hilton Worldwide
	Holdings Inc.	1,522,800	108,378
	General Motors Co.	2,916,008	106,697
	DR Horton Inc.	2,492,183	89,619
	Lowe’s Cos. Inc.	934,273	88,961
	Lear Corp.	621,149	82,551
	Lennar Corp. Class A	1,082,668	46,533
	Gildan Activewear Inc.
	Class A	413,706	12,374
			1,342,718
Consumer Staples (5.1%)
*	US Foods Holding Corp.	6,250,293	182,321
	Archer-Daniels-Midland
	Co.	3,457,100	163,348
	British American
	Tobacco plc	3,756,531	162,847
	Walgreens Boots
	Alliance Inc.	1,393,800	111,183
	Kroger Co.	3,713,081	110,501

	Walmart Inc.	903,267	90,580
*	Post Holdings Inc.	931,427	82,357
	Kellogg Co.	625,000	40,925
			944,062
Energy (8.9%)
	Royal Dutch Shell plc
	ADR	3,336,671	210,844
*	Concho Resources Inc.	1,414,105	196,688
	Halliburton Co.	5,188,380	179,933
	Exxon Mobil Corp.	1,713,960	136,568
	Chevron Corp.	1,142,300	127,538
	Pioneer Natural
	Resources Co.	782,383	115,221
	BP plc ADR	2,579,305	111,864
	Canadian Natural
	Resources Ltd.	4,032,561	110,170
*	Newfield Exploration
	Co.	5,237,226	105,792
	Anadarko Petroleum
	Corp.	1,844,806	98,144
	Diamondback Energy
	Inc.	870,800	97,843
	National Oilwell Varco
	Inc.	1,994,099	73,383
	Cenovus Energy Inc.	6,621,254	56,016
	Baker Hughes a GE Co.	404,150	10,787
			1,630,791
Financials (21.7%)
	Bank of America Corp.	16,557,374	455,328
	Citigroup Inc.	5,468,818	357,989
	MetLife Inc.	7,774,414	320,228
	American International
	Group Inc.	7,228,933	298,483
	Wells Fargo & Co.	5,265,291	280,271
	JPMorgan Chase & Co.	1,559,517	170,019
	Unum Group	4,454,959	161,537
	PNC Financial Services
	Group Inc.	1,250,723	160,705

14

Windsor Fund

			Market
			Value•
		Shares	($000)
	Capital One Financial
	Corp.	1,797,232	160,493
	Arthur J Gallagher & Co.	2,116,014	156,606
	Assurant Inc.	1,263,800	122,854
	AXA Equitable Holdings
	Inc.	5,594,427	113,511
	Goldman Sachs Group
	Inc.	493,525	111,226
	Morgan Stanley	2,395,936	109,398
	ING Groep NV ADR	9,042,473	106,792
	UBS Group AG	7,547,009	104,903
	Voya Financial Inc.	2,353,572	102,992
	Axis Capital Holdings
	Ltd.	1,685,313	94,024
	Comerica Inc.	1,136,235	92,671
	Franklin Resources Inc.	2,695,150	82,202
	Intercontinental
	Exchange Inc.	788,217	60,724
	Fifth Third Bancorp	2,159,384	58,282
	KeyCorp	3,143,625	57,088
	M&T Bank Corp.	310,385	51,341
	KKR & Co. Inc. Class A	2,130,259	50,381
	Zions Bancorp NA	1,011,860	47,608
	Principal Financial
	Group Inc.	919,073	43,261
	Allstate Corp.	308,319	29,512
	Willis Towers Watson
	plc	205,562	29,428
	Invesco Ltd.	695,225	15,093
			4,004,950
Health Care (14.1%)
	UnitedHealth Group Inc.	1,131,423	295,697
	Medtronic plc	2,873,514	258,099
	Bristol-Myers Squibb
	Co.	5,045,327	254,991
*	Mylan NV	7,643,017	238,844
	Koninklijke Philips NV	5,421,178	202,189
	HCA Healthcare Inc.	1,312,466	175,254
	Allergan plc	987,079	155,968
	Merck & Co. Inc.	1,981,581	145,864
	McKesson Corp.	1,159,348	144,640
	Pfizer Inc.	3,236,417	139,360
	Amgen Inc.	712,843	137,429
*	Express Scripts Holding
	Co.	1,328,137	128,789
	CVS Health Corp.	1,753,690	126,950
*	Biogen Inc.	394,272	119,965
	Cardinal Health Inc.	822,527	41,620
	Cigna Corp.	170,556	36,467
			2,602,126
Industrials (9.9%)
	Harris Corp.	1,606,115	238,845
	Eaton Corp. plc	2,625,229	188,150
*	IHS Markit Ltd.	3,270,965	171,824

	Raytheon Co.	845,910	148,068
	Southwest Airlines Co.	2,745,100	134,784
	Dover Corp.	1,596,742	132,274
	Honeywell International
	Inc.	906,534	131,284
	General Electric Co.	12,982,758	131,126
*	Sensata Technologies
	Holding plc	2,701,912	126,720
	Johnson Controls
	International plc	3,635,100	116,214
	JB Hunt Transport
	Services Inc.	999,105	110,511
	American Airlines
	Group Inc.	2,180,129	76,479
	Parker-Hannifin Corp.	317,760	48,182
	Stanley Black & Decker
	Inc.	368,612	42,951
	L3 Technologies Inc.	166,050	31,462
*	Resideo Technologies
	Inc.	151,088	3,180
			1,832,054
Information Technology (13.4%)
	Broadcom Inc.	1,364,446	304,940
*	Arrow Electronics Inc.	3,634,085	246,064
*	Micron Technology Inc.	5,155,444	194,463
	Oracle Corp.	3,473,300	169,636
	Cisco Systems Inc.	3,614,739	165,374
	SS&C Technologies
	Holdings Inc.	3,090,761	158,123
	QUALCOMM Inc.	2,296,812	144,447
	KLA-Tencor Corp.	1,525,670	139,660
	Cognizant Technology
	Solutions Corp.
	Class A	1,962,403	135,465
*	VeriSign Inc.	939,202	133,874
	Marvell Technology
	Group Ltd.	8,129,983	133,413
	Hewlett Packard
	Enterprise Co.	8,187,213	124,855
*	Keysight Technologies
	Inc.	2,061,027	117,643
	Lam Research Corp.	632,075	89,584
	Cypress Semiconductor
	Corp.	5,495,200	71,108
	Amdocs Ltd.	1,032,690	65,338
	Apple Inc.	199,917	43,754
	Microsoft Corp.	310,179	33,130
			2,470,871
Materials (4.7%)
	Celanese Corp. Class A	2,177,199	211,058
	FMC Corp.	2,354,257	183,820
*	Alcoa Corp.	3,730,390	130,526
	Reliance Steel &
	Aluminum Co.	1,600,205	126,288

15

Windsor Fund

		Market
		Value•
	Shares	($000)
Vulcan Materials Co.	1,045,500	105,742
PPG Industries Inc.	940,113	98,797
		856,231
Other (0.4%)
^,2 Vanguard Value ETF	703,525	73,990

Real Estate (3.0%)
American Tower Corp.	1,676,797	261,262
Host Hotels & Resorts
Inc.	7,525,545	143,813
Equinix Inc.	266,600	100,972
Weyerhaeuser Co.	1,774,107	47,245
		553,292
Utilities (3.5%)
Edison International	3,523,809	244,517
NextEra Energy Inc.	1,220,502	210,537
Sempra Energy	876,665	96,538
Avangrid Inc.	1,258,907	59,181
Entergy Corp.	367,502	30,852
		641,625
Total Common Stocks
(Cost $14,860,150)		17,976,195
Temporary Cash Investments (2.6%)[1]
Money Market Fund (1.3%)
[3,4] Vanguard Market
Liquidity Fund, 2.308%	2,404,171	240,417

	Face
	Amount
	($000)
Repurchase Agreement (1.3%)
Bank of America
Securities, LLC 2.21%,
11/1/18 (Dated 10/31/18,
Repurchase Value
$233,314,000,
collateralized by Federal
National Mortgage Assn.
3.500%–5.000%,
10/1/33–9/1/48, Federal
Home Loan Mortgage
Corp. 2.500%–4.500%,
2/1/28–11/1/48, with a
value of $237,966,000)	233,300	233,300

		Face	Market
		Amount	Value •
		($000)	($000)
U. S. Government and Agency Obligations (0.0%)
5	United States Treasury
	Bill, 2.034%, 11/15/18	2,300	2,298
5	United States Treasury
	Bill, 2.122%, 1/10/19	2,000	1,991
5	United States Treasury
	Bill, 2.302%, 2/28/19	1,000	993
	United States Treasury
	Bill, 2.365%, 3/21/19	800	793
			6,075
Total Temporary Cash Investments
(Cost $479,789)			479,792
Total Investments (100.2%)
(Cost $15,339,939)			18,455,987

			Amount
			($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard			1,016
Receivables for Investment Securities
	Sold		134,740
Receivables for Accrued Income			17,791
Receivables for Capital Shares Issued			4,632
Variation Margin Receivable—
	Futures Contracts		1,267
Other Assets [6]			2,428
Total Other Assets			161,874
Liabilities
Payables for Investment Securities
	Purchased		(145,627)
Collateral for Securities on Loan			(2,914)
Payables for Capital Shares Redeemed			(29,892)
Payables to Investment Advisor			(3,891)
Payables to Vanguard			(20,489)
Total Liabilities			(202,813)
Net Assets (100%)			18,415,048

16

Windsor Fund

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	13,551,383
Total Distributable Earnings (Loss)	4,863,665
Net Assets	18,415,048

Investor Shares—Net Assets
Applicable to 202,873,885 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,467,518
Net Asset Value Per Share—
Investor Shares	$22.02

Amount
($000)
Admiral Shares—Net Assets
Applicable to 187,756,997 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,947,530
Net Asset Value Per Share—
Admiral Shares	$74.29

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $2,864,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 98.2% and 2.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $2,914,000 of collateral received for securities
on loan.
5 Securities with a value of $3,483,000 have been segregated as initial margin for open futures contracts.
6 Cash of $2,414,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2018	776	105,191	(5,335)

See accompanying Notes, which are an integral part of the Financial Statements.

17

Windsor Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	403,445
Dividends—Affiliated Issuers	1,836
Interest—Unaffiliated Issuers	4,074
Interest—Affiliated Issuers	4,982
Securities Lending—Net	640
Total Income	414,977
Expenses
Investment Advisory Fees—Note B
Basic Fee	25,351
Performance Adjustment	(9,019)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,766
Management and Administrative—Admiral Shares	18,603
Marketing and Distribution—Investor Shares	664
Marketing and Distribution—Admiral Shares	619
Custodian Fees	126
Auditing Fees	43
Shareholders’ Reports and Proxy—Investor Shares	107
Shareholders’ Reports and Proxy—Admiral Shares	90
Trustees’ Fees and Expenses	30
Total Expenses	47,380
Net Investment Income	367,597
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	1,730,833
Investment Securities Sold—Affiliated Issuers	(64)
Futures Contracts	6,541
Forward Currency Contracts	200
Foreign Currencies	2,982
Realized Net Gain (Loss)	1,740,492
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(2,359,238)
Investment Securities—Affiliated Issuers	2,495
Futures Contracts	(8,315)
Forward Currency Contracts	(4,883)
Foreign Currencies	(18)
Change in Unrealized Appreciation (Depreciation)	(2,369,959)
Net Increase (Decrease) in Net Assets Resulting from Operations	(261,870)
1 Dividends are net of foreign withholding taxes of $3,729,000.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	367,597	318,859
Realized Net Gain (Loss)	1,740,492	556,807
Change in Unrealized Appreciation (Depreciation)	(2,369,959)	3,093,941
Net Increase (Decrease) in Net Assets Resulting from Operations	(261,870)	3,969,607
Distributions
Net Investment Income
Investor Shares	(80,060)	(103,547)
Admiral Shares	(251,761)	(270,719)
Realized Capital Gain[1]
Investor Shares	(139,411)	(142,531)
Admiral Shares	(398,253)	(349,849)
Total Distributions	(869,485)	(866,646)
Capital Share Transactions
Investor Shares	(456,403)	(587,639)
Admiral Shares	445,731	443,152
Net Increase (Decrease) from Capital Share Transactions	(10,672)	(144,487)
Total Increase (Decrease)	(1,142,027)	2,958,474
Net Assets
Beginning of Period	19,557,075	16,598,601
End of Period	18,415,048	19,557,075
1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $73,242,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.38	$19.70	$21.06	$21.98	$19.50
Investment Operations
Net Investment Income	. 417[1]	.363[1]	.394	.356[2]	.279
Net Realized and Unrealized Gain (Loss)
on Investments	(.753)	4.345	(.168)	.026	2.467
Total from Investment Operations	(.336)	4.708	.226	.382	2.746
Distributions
Dividends from Net Investment Income	(. 378)	(. 433)	(. 317)	(. 339)	(. 266)
Distributions from Realized Capital Gains	(.646)	(.595)	(1.269)	(.963)	—
Total Distributions	(1.024)	(1.028)	(1.586)	(1.302)	(.266)
Net Asset Value, End of Period	$22.02	$23.38	$19.70	$21.06	$21.98

Total Return[3]	-1.69%	24.53%	1.27%	1.76%	14.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,468	$5,191	$4,896	$5,379	$7,179
Ratio of Total Expenses to Average Net Assets[4]	0.31%	0.31%	0.30%	0.39%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.76%	1.66%	2.01%	1.64%[2]	1.33%
Portfolio Turnover Rate	33%	26%	26%	28%	38%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.052 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.05%), (0.06%), 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$78.88	$66.48	$71.04	$74.17	$65.81
Investment Operations
Net Investment Income	1.484[1]	1.295[1]	1.398	1.291[2]	1.016
Net Realized and Unrealized Gain (Loss)
on Investments	(2.538)	14.650	(.545)	.062	8.314
Total from Investment Operations	(1.054)	15.945	.853	1.353	9.330
Distributions
Dividends from Net Investment Income	(1.358)	(1.538)	(1.134)	(1.235)	(.970)
Distributions from Realized Capital Gains	(2.178)	(2.007)	(4.279)	(3.248)	—
Total Distributions	(3.536)	(3.545)	(5.413)	(4.483)	(.970)
Net Asset Value, End of Period	$74.29	$78.88	$66.48	$71.04	$74.17

Total Return[3]	-1.59%	24.63%	1.41%	1.85%	14.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,948	$14,366	$11,703	$12,206	$10,884
Ratio of Total Expenses to Average Net Assets[4]	0.21%	0.21%	0.20%	0.29%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.86%	1.76%	2.11%	1.74%[2]	1.43%
Portfolio Turnover Rate	33%	26%	26%	28%	38%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.177 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.05%), (0.06%), 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial

22

Windsor Fund

margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended October 31, 2018, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at October 31, 2018.

23

Windsor Fund

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating

24

Windsor Fund

funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company, LLP, and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Pzena Investment Management Company, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $9,019,000 (0.05%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

25

Windsor Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,016,000, representing 0.01% of the fund’s net assets and 0.41% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	17,611,159	365,036	—
Temporary Cash Investments	240,417	239,375	—
Futures Contracts—Assets[1]	1,267	—	—
Total	17,852,843	604,411	—
1 Represents variation margin on the last day of the reporting period.

E. At October 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	—	1,267	1,267
Total Assets	—	1,267	1,267

26

Windsor Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended October 31, 2018 were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	6,541	—	6,541
Forward Currency Contracts	—	200	200
Realized Net Gain (Loss) on Derivatives	6,541	200	6,741

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(8,315)	—	(8,315)
Forward Currency Contracts	—	(4,883)	(4,883)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(8,315)	(4,883)	(13,198)

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions, and distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	93,351
Total Distributable Earnings (Loss)	(93,351)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	199,748
Undistributed Long-Term Gains	1,567,641
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	3,116,004

27

Windsor Fund

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	15,339,939
Gross Unrealized Appreciation	4,165,998
Gross Unrealized Depreciation	(1,049,950)
Net Unrealized Appreciation (Depreciation)	3,116,048

G. During the year ended October 31, 2018, the fund purchased $6,424,997,000 of investment securities and sold $6,963,160,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	404,676	17,238	334,841	15,378
Issued in Lieu of Cash Distributions	212,552	9,049	238,948	11,375
Redeemed	(1,073,631)	(45,424)	(1,161,428)	(53,188)
Net Increase (Decrease)—Investor Shares	(456,403)	(19,137)	(587,639)	(26,435)
Admiral Shares
Issued	1,253,586	15,730	1,102,106	14,835
Issued in Lieu of Cash Distributions	605,854	7,647	579,577	8,179
Redeemed	(1,413,709)	(17,752)	(1,238,531)	(16,927)
Net Increase (Decrease)—Admiral Shares	445,731	5,625	443,152	6,087

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	241,265	NA1	NA1	(64)	18	4,982	—	240,417
Vanguard Value ETF	71,513	—	—	—	2,477	1,836	—	73,990
Total	312,778	—	—	(64)	2,495	6,818	—	314,407

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

28

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Windsor Funds and Shareholders of Vanguard Windsor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Windsor Fund (one of the funds constituting Vanguard Windsor Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

29

Special 2018 tax information (unaudited) for Vanguard Windsor Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $554,055,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $331,821,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 71.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

30

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor Fund Investor Shares
Periods Ended October 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-1.69%	7.57%	12.41%
Returns After Taxes on Distributions	-2.73	6.34	11.62
Returns After Taxes on Distributions and Sale of Fund Shares	-0.28	5.81	10.29

31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

32

Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	4/30/2018	10/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$948.43	$1.52
Admiral Shares	1,000.00	949.12	1.03
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.64	$1.58
Admiral Shares	1,000.00	1,024.15	1.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.31% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

33

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

34

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

35

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
CFA® is a registered trademark owned by CFA Institute.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q220 122018

Annual Report | October 31, 2018
Vanguard Windsor™ II Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Fund Profile.	10
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard Windsor II Fund returned 4.44% for Investor Shares and 4.52% for Admiral Shares for the 12 months ended October 31, 2018. The fund outperformed its benchmark, the Russell 1000 Value Index, and the average return of its large-capitalization value fund peers.

• The broad stock market returned more than 6% for the 12 months as corporate earnings remained strong and the U.S. economy continued to grow. Growth stocks outperformed value stocks, and large-cap stocks surpassed mid- and small-caps.

• Each of the fund’s five advisors uses a value-oriented, long-term strategy.

• Information technology and health care holdings contributed most to the fund’s relative performance; industrials and financials detracted most.

• For the ten years ended October 31, 2018, Windsor II Fund’s average annual return exceeded that of both its benchmark and its peers.

Total Returns: Fiscal Year Ended October 31, 2018
Total
Returns
Vanguard Windsor II Fund
Investor Shares	4.44%
Admiral™ Shares	4.52
Russell 1000 Value Index	3.03
Large-Cap Value Funds Average	3.08
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended October 31, 2018
Average
Annual Return
Windsor II Fund Investor Shares	11.50%
Russell 1000 Value Index	11.30
Large-Cap Value Funds Average	10.61
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.34%	0.26%	1.04%

The fund expense ratios shown are from the prospectus dated February 26, 2018, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2018, the fund’s expense ratios were 0.33% for Investor Shares and 0.25% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Large-Cap Value Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

Advisors’ Report

For the 12 months ended October 31, 2018, Vanguard Windsor II Fund returned 4.44% for Investor Shares and 4.52% for Admiral Shares, surpassing the performance of its benchmark, the Russell 1000 Value Index, and the average return of its large-capitalization value fund peers. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 9 lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 19, 2018.

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Managers:

Jeff Fahrenbruch, CFA,
Managing Director

David Ganucheau, CFA,
Managing Director

Value benchmarks continued to trail both growth benchmarks and the Standard & Poor’s 500 Index as information technology stocks outperformed over the 12 months ended October 31, 2018. The market also became increasingly narrow, with only three sectors outperforming the S&P 500: information technology, consumer discretionary, and health care. Historically, when markets have become this narrow, it has indicated that valuations for certain market favorites have become extreme. We witnessed this in the tech bubble of the late 1990s, and we are seeing echoes today.

There are encouraging signs, however, that the market is beginning to recognize the value embedded in our portfolio holdings. Examples include such transactions as Cigna’s acquisition of Express Scripts Holding and Disney’s acquisition of the majority of Twenty-First Century Fox’s assets. Other large contributors to returns were Dollar General and Lowe’s, as both performed well despite Amazon’s continued growth. These two companies were purchased opportunistically when fears of displacement from Amazon were elevated and market participants essentially “threw the baby out with the bathwater.”

Broadcom was blocked in its takeover of portfolio holding Qualcomm, but pressures from the takeover attempt resulted in Qualcomm management’s renewed focus on shareholder value. Qualcomm’s stock performed well as management implemented plans including a large cost-cutting program and a buyback of 25% of outstanding shares.

In addition to the successes, the portfolio experienced some struggles with companies early in their turnaround situations, such as with General Electric and Johnson Controls International. Although these companies’ performance is disappointing, other examples of value recognized in the portfolio over the past year are very encouraging, and we continue to look for similar opportunities every day.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Ronald Temple, Managing Director

The S&P 500 Index rose 7.35% over the 12 months ended October 31, 2018. Stocks set records in the final months of 2017 and into the new year as solid economic data and progress in government initiatives spurred investor optimism. Corporate earnings and other indicators of economic health were largely positive as the majority of companies reported quarterly earnings above expectations, the economy continued to add jobs at a strong rate, and consumer confidence reached an 18-year high in September. Annualized GDP growth readings during the period were broadly above consensus expectations, with second- and third-quarter readings marking multiyear highs. But in October, markets suffered their worst month since 2011, as generally strong corporate earnings and economic data were not enough to nullify concerns that economic conditions and stock valuations had peaked amid continued trade tensions and rising interest rates.

Stock selection within and an overweight allocation to information technology boosted the portfolio’s performance; top contributors included Cisco and Motorola Solutions. Stock selection in health care also helped; in that sector, top contributors included Zoetis and Johnson & Johnson.

Stock selection in the consumer discretionary sector hurt performance, with eBay and Whirlpool among the biggest detractors. We sold our position in Whirlpool in September, as our investment thesis was broken. Stock selection in consumer staples also hurt; Molson Coors and Kroger were among the biggest detractors. We sold Kroger in March and Molson Coors in August, as our investment theses were broken.

Sanders Capital, LLC

Portfolio Managers:

Lewis A. Sanders, CFA,
Chief Executive Officer and
Co-Chief Investment Officer

John P. Mahedy, CPA,
Director of Research and
Co-Chief Investment Officer

Over the past 12 months, we have harvested gains from sectors such as financials and consumer durables with the objective of reducing the portfolio’s sensitivity to the broad equity market, and the portfolio’s relative volatility is now well below average. This shift has been in response to rising equity prices (and thus declining expected returns) and the compressed state of equities’ valuation differentials. We have reduced volatility while maintaining the portfolio’s valuation discount to market standards at about 25%.

The portfolio is also well-diversified, with investments focused in five sectors: health care (25%), information technology (20%), financials (18%), communication services (11%), and energy (11%). About 20% of the portfolio is invested in companies domiciled outside the U.S. (that is, Canada, the United Kingdom, Europe, South Korea, Taiwan, and China). We believe that such companies are well-positioned in their industries and priced at 25%-plus discounts to our U.S. holdings.

Investment performance is expected to derive from the portfolio’s faster earnings growth and higher free-cash-flow yield as compared with the equity market overall. Despite strong earnings, investment results trailed the benchmark over the 12 months ended October 31, 2018, primarily because of our investments in U.S. housing and selected energy and tech companies. In each case, we remain confident of fully recovering lost performance as our estimates of these holdings’ long-term earnings potential remain intact.

Hotchkis & Wiley Capital
Management, LLC

Portfolio Managers:

George H. Davis, Jr.,
Chief Executive Officer

Sheldon J. Lieberman,Principal

The S&P 500 Index returned more than 7% for the 12 months ended October 31, 2018, though it had been up more than 15% before the correction in October. Investor concerns about U.S.-China relations and rising interest rates—concerns that seemed to have been percolating for months—came to the forefront. Contentious political rhetoric and a Federal Reserve rate increase, combined with increasingly bearish sentiment in equities, led the 10-year U.S. Treasury yield to rise to its highest levels since 2011.

Over the 12 months, growth outperformed value by nearly 8 percentage points, after having outperformed by about 12 percentage points in the prior 12-month period. This has resulted in a wide valuation dichotomy, which we believe will revert, benefiting investors with a valuation focus. The overall equity market appears fairly valued, but this dispersion has produced compelling opportunities for long-term, fundamental value investors. Consequently, the portfolio trades at a considerable valuation discount relative to the benchmark.

More than 20% of the portfolio was invested in stocks that trade at a discount to book value, compared with less than 5% for the index. This was a performance hindrance as low-valued stocks significantly lagged the overall index. Stock selection in financials, consumer discretionary, and industrials detracted for the period, as did an underweight position in health care. Positive selection in energy, information technology, and consumer staples contributed to relative performance. Overweight allocations to information technology and communication services, along with underweight positions in materials and utilities, also helped.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of
Alpha Equity Investments

U.S. stocks generally climbed over the 12 months, fueled by a strong economy, rising corporate profits, and investors’ willingness to pay more for those profits. In October, however, U.S. stocks tumbled and volatility rose as investors grew more concerned about the market impact of trade tensions and potential interest rate increases by the Federal Reserve. Stocks of emerging markets and the developed markets of Europe and the Pacific region all declined over the period.

The Fed did raise rates in September—its eighth increase since the current tightening cycle began—and signaled more hikes to come. Attention is now focused on the pace of future rate increases, with many analysts expecting one in December and three more in 2019.

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include five models—high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation.

For the period, four of the five models helped relative performance; only sentiment detracted. Our relative sector results were strongest in financials and energy and weakest in communication services and real estate.

At the individual stock level, the largest relative contributors were Valero Energy and HollyFrontier in energy, Progressive in financials, NRG Energy in utilities, and an underweight exposure to MetLife in financials. Relative detractors included Comcast and Sprint in communication services, Forest City Realty Trust and Weyerhaeuser in real estate, and Huntsman in materials.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	43	19,945	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	23	10,555	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the
			firm’s global sector analysts.
Sanders Capital, LLC	17	7,666	Employs a traditional, bottom-up, fundamental
			research approach to identifying securities that are
			undervalued relative to their expected total return.
Hotchkis and Wiley Capital	16	7,588	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Vanguard Quantitative Equity	1	334	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	0	98	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Windsor II Fund

Fund Profile
As of October 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.34%	0.26%
30-Day SEC Yield	2.26%	2.34%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	267	726	3,806
Median Market
Cap	$87.7B	$67.0B	$71.6B
Price/Earnings
Ratio	16.8x	14.9x	18.5x
Price/Book Ratio	2.2x	2.0x	2.9x
Return on Equity	15.2%	12.1%	15.0%
Earnings Growth
Rate	5.1%	5.6%	8.2%
Dividend Yield	2.5%	2.5%	1.9%
Foreign Holdings	8.3%	0.0%	0.0%
Turnover Rate	29%	—	—
Short-Term
Reserves	2.3%	—	—

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.95	0.88
Beta	1.04	0.94
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Sector Diversification (% of equity exposure)
Fund
Communication Services	7.5%
Consumer Discretionary	7.6
Consumer Staples	7.0
Energy	11.7
Financials	18.7
Health Care	18.3
Industrials	9.0
Information Technology	14.9
Materials	3.0
Real Estate	0.4
Utilities	1.9
Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	3.4%
Wells Fargo & Co.	Diversified Banks	3.2
Johnson & Johnson	Pharmaceuticals	2.7
Pfizer Inc.	Pharmaceuticals	2.7
Medtronic plc	Health Care
	Equipment	2.5
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	2.2
Oracle Corp.	Systems Software	2.1
United Technologies	Aerospace &
Corp.	Defense	2.0
Alphabet Inc.	Interactive Media &
	Services	2.0
Lowe's Cos. Inc.	Home Improvement
	Retail	1.9
Top Ten		24.7%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated February 26, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the expense ratios were 0.33% for Investor Shares and 0.25% for Admiral Shares.

Windsor II Fund

Investment Focus

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2018
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Windsor II Fund Investor Shares	4.44%	8.34%	11.50%	$29,701
• • • • • • • •	Russell 1000 Value Index	3.03	8.61	11.30	29,170
– – – –	Large-Cap Value Funds Average	3.08	7.99	10.61	27,419
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	6.56	10.76	13.36	35,036
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor II Fund Admiral Shares	4.52%	8.42%	11.59%	$149,695
Russell 1000 Value Index	3.03	8.61	11.30	145,848
Dow Jones U.S. Total Stock Market Float
Adjusted Index	6.56	10.76	13.36	175,179

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Fiscal-Year Total Returns (%): October 31, 2008, Through October 31, 2018

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	12.39%	10.62%	10.07%
Admiral Shares	5/14/2001	12.48	10.71	10.16

Windsor II Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (97.6%)[1]
Communication Services (7.3%)
	Comcast Corp. Class A	21,561,075	822,339
*	Alphabet Inc. Class A	497,198	542,234
	Verizon
	Communications Inc.	7,285,164	415,910
*	Alphabet Inc. Class C	335,406	361,155
*	Discovery
	Communications Inc.	7,388,000	216,542
	Omnicom Group Inc.	2,692,524	200,108
	AT&T Inc.	5,480,831	168,152
	Vodafone Group plc
	ADR	8,813,936	166,848
*	Facebook Inc. Class A	1,006,200	152,731
	CBS Corp. Class B	1,646,100	94,404
*	Electronic Arts Inc.	827,594	75,295
	News Corp. Class A	4,802,500	63,345
	Publicis Groupe SA	687,520	39,799
	Interpublic Group of
	Cos. Inc.	1,543,200	35,741
*,^	Discovery
	Communications Inc.
	Class A	594,800	19,266
*	Liberty Media
	Corp-Liberty SiriusXM
	Class A	39,309	1,621
	News Corp. Class B	78,408	1,046
*	Liberty Latin America Ltd.
	Class A	25,863	465
	Twenty-First Century Fox
	Inc.	9,900	447
*	TripAdvisor Inc.	3,991	208
*	Liberty Media Corp-Liberty
	SiriusXM Class C	4,402	182
*	Liberty Latin America Ltd. 6,186		111
	CenturyLink Inc.	4,668	96
			3,378,045

Consumer Discretionary (7.4%)
	Lowe’s Cos. Inc.	9,167,096	872,891
	Dollar General Corp.	6,390,991	711,829
	General Motors Co.	6,275,600	229,624
	McDonald’s Corp.	1,231,725	217,892
^,2	Adient plc	6,820,577	207,482
*	eBay Inc.	6,435,425	186,820
	Aptiv plc	2,126,576	163,321
	Starbucks Corp.	2,713,670	158,126
	DR Horton Inc.	3,837,656	138,002
	Lennar Corp. Class A	3,053,620	131,245
	Magna International Inc.	1,686,700	83,053
*	Dollar Tree Inc.	926,965	78,143
	Goodyear Tire & Rubber
	Co.	3,212,700	67,659
	Genuine Parts Co.	563,581	55,186
	Harley-Davidson Inc.	1,315,300	50,271
	Hyundai Motor Co.	263,261	24,658
	Bed Bath & Beyond Inc.	1,630,200	22,399
	Best Buy Co. Inc.	31,603	2,217
	Darden Restaurants Inc.	18,402	1,961
^	Autoliv Inc.	22,287	1,857
	Ralph Lauren Corp.
	Class A	14,330	1,857
	H&R Block Inc.	68,794	1,826
	PulteGroup Inc.	73,725	1,811
	Lennar Corp. Class B	47,457	1,697
	Kohl’s Corp.	22,205	1,682
	Macy’s Inc.	23,318	800
	Gentex Corp.	33,349	702
	Lear Corp.	1,453	193
	Toll Brothers Inc.	5,671	191
	Las Vegas Sands Corp.	1,964	100
			3,415,495
Consumer Staples (6.8%)
	Philip Morris
	International Inc.	7,046,006	620,542
	Altria Group Inc.	8,558,293	556,631

Windsor II Fund

			Market
			Value•
		Shares	($000)
	Coca-Cola Co.	10,392,510	497,593
	Imperial Brands plc
	ADR	12,623,648	427,311
	PepsiCo Inc.	2,864,719	321,937
	Procter & Gamble Co.	3,398,662	301,393
	Mondelez International
	Inc. Class A	2,536,600	106,486
	Nestle SA	1,258,500	106,247
	Kroger Co.	2,542,552	75,666
	Unilever plc ADR	1,411,600	74,787
	Kellogg Co.	551,471	36,110
	Archer-Daniels-Midland
	Co.	50,763	2,399
	Sysco Corp.	31,258	2,230
	Walmart Inc.	20,950	2,101
	Lamb Weston Holdings
	Inc.	25,244	1,973
	Spectrum Brands
	Holdings Inc.	26,743	1,737
	Tyson Foods Inc. Class A	18,811	1,127
	McCormick & Co. Inc.	6,364	916
	Molson Coors Brewing
	Co. Class B	5,860	375
	Conagra Brands Inc.	3,392	121
			3,137,682
Energy (11.4%)
	BP plc ADR	15,266,487	662,108
	ConocoPhillips	9,444,880	660,197
	Schlumberger Ltd.	11,017,209	565,293
	Occidental Petroleum
	Corp.	7,748,656	519,702
	Phillips 66	4,932,531	507,163
	Chevron Corp.	3,979,850	444,350
	Halliburton Co.	8,871,779	307,673
	Apache Corp.	5,815,900	220,016
	Marathon Oil Corp.	11,184,226	212,388
	Suncor Energy Inc.	6,256,180	208,393
	EOG Resources Inc.	1,958,945	206,355
	Hess Corp.	3,408,500	195,648
	Cabot Oil & Gas Corp.	7,483,823	181,333
	Royal Dutch Shell plc
	ADR	1,851,106	116,971
	Murphy Oil Corp.	3,616,181	115,212
	National Oilwell Varco
	Inc.	1,524,100	56,087
	Marathon Petroleum
	Corp.	643,257	45,317
*	Kosmos Energy Ltd.	5,732,500	37,204
	Exxon Mobil Corp.	94,688	7,545
	HollyFrontier Corp.	28,501	1,922
	Anadarko Petroleum
	Corp.	30,300	1,612

*	Continental Resources
	Inc.	24,921	1,313
	Valero Energy Corp.	11,247	1,025
			5,274,827
Financials (18.2%)
	Wells Fargo & Co.	28,067,577	1,494,037
	JPMorgan Chase & Co.	6,841,443	745,854
	US Bancorp	12,452,062	650,869
	American International
	Group Inc.	15,191,866	627,272
	American Express Co.	6,029,617	619,423
	Bank of America Corp.	20,842,005	573,155
	Citigroup Inc.	6,987,417	457,396
	Bank of New York
	Mellon Corp.	9,118,578	431,582
	Intercontinental
	Exchange Inc.	4,275,177	329,360
	SunTrust Banks Inc.	4,213,351	264,009
	Citizens Financial
	Group Inc.	6,155,125	229,894
	Aon plc	1,156,750	180,661
	Fifth Third Bancorp	6,370,561	171,941
	Goldman Sachs Group
	Inc.	735,264	165,706
	Capital One Financial
	Corp.	1,662,919	148,499
	Commerce Bancshares
	Inc.	2,101,236	133,639
	State Street Corp.	1,842,800	126,693
	Travelers Cos. Inc.	948,800	118,723
	Navient Corp.	9,795,109	113,427
	Discover Financial
	Services	1,563,500	108,929
*	SLM Corp.	9,795,020	99,322
	Synchrony Financial	3,167,121	91,466
	AXA Equitable
	Holdings Inc.	3,869,700	78,516
	Barclays plc	31,514,564	69,436
	Ally Financial Inc.	2,109,470	53,602
	China Construction
	Bank Corp.	56,748,000	45,032
	Morgan Stanley	903,848	41,270
	Sumitomo Mitsui
	Financial Group Inc.	1,036,900	40,372
	CIT Group Inc.	821,600	38,927
	Royal Bank of Scotland
	Group plc	12,529,200	37,719
	Banco de Sabadell SA	24,989,467	32,902
	Industrial &
	Commercial Bank of
	China Ltd.	45,262,000	30,709
	Sterling Bancorp	1,629,078	29,291

Windsor II Fund

			Market
			Value•
		Shares	($000)
	Progressive Corp.	39,036	2,721
	Aflac Inc.	62,594	2,696
	Allstate Corp.	27,702	2,652
	Regions Financial Corp.	127,570	2,165
*	SVB Financial Group	8,266	1,961
	Torchmark Corp.	22,875	1,937
	Santander Consumer
	USA Holdings Inc.	102,132	1,915
	Brown & Brown Inc.	63,635	1,793
	Alleghany Corp.	2,806	1,686
	Comerica Inc.	19,889	1,622
	T. Rowe Price Group Inc.	16,284	1,579
	E*TRADE Financial Corp.	31,927	1,578
	Jefferies Financial Group
	Inc.	54,735	1,175
	Loews Corp.	21,336	993
	Voya Financial Inc.	6,018	263
	PNC Financial Services
	Group Inc.	1,890	243
			8,406,612
Health Care (17.8%)
	Johnson & Johnson	8,945,856	1,252,330
	Pfizer Inc.	28,860,160	1,242,719
	Medtronic plc	12,931,826	1,161,537
*	Express Scripts
	Holding Co.	8,193,786	794,551
	CVS Health Corp.	9,020,465	652,992
	Sanofi ADR	13,535,965	605,328
	Cardinal Health Inc.	7,858,003	397,615
	UnitedHealth Group Inc.	1,255,400	328,099
	Anthem Inc.	957,845	263,953
	Cigna Corp.	1,129,855	241,574
	Gilead Sciences Inc.	2,946,100	200,865
	Zoetis Inc.	1,936,447	174,571
	Danaher Corp.	1,544,002	153,474
*	Biogen Inc.	365,615	111,246
	Humana Inc.	344,910	110,513
	GlaxoSmithKline plc
	ADR	2,827,600	110,446
	Roche Holding AG	394,400	95,982
	Merck & Co. Inc.	1,286,650	94,710
	Thermo Fisher
	Scientific Inc.	330,380	77,193
*	Laboratory Corp. of
	America Holdings	453,338	72,783
	AbbVie Inc.	591,281	46,031
	Zimmer Biomet Holdings
	Inc.	325,300	36,951
	Eli Lilly & Co.	44,650	4,842
	Amgen Inc.	10,863	2,094
	Agilent Technologies Inc.	31,405	2,035

	Universal Health
	Services Inc. Class B	16,330	1,985
	Abbott Laboratories	26,457	1,824
	Quest Diagnostics Inc.	16,552	1,558
*	IQVIA Holdings Inc.	9,700	1,192
			8,240,993
Industrials (8.8%)
	United Technologies
	Corp.	7,532,341	935,592
	Johnson Controls
	International plc	23,172,228	740,816
	General Electric Co.	52,661,371	531,880
	Raytheon Co.	1,687,283	295,342
	General Dynamics Corp.	1,647,473	284,321
	Eaton Corp. plc	2,913,513	208,812
	Honeywell
	International Inc.	1,244,651	180,250
	Cummins Inc.	1,123,200	153,530
	Norfolk Southern Corp.	911,918	153,047
	CNH Industrial NV	14,452,700	150,164
	Rockwell Automation
	Inc.	606,602	99,926
	Deere & Co.	644,050	87,230
	Stanley Black & Decker
	Inc.	488,022	56,864
	Caterpillar Inc.	340,884	41,356
	PACCAR Inc.	660,878	37,809
*	Gates Industrial Corp.
	plc	2,430,001	36,572
	Embraer SA ADR	1,339,300	29,826
	Emerson Electric Co.	42,703	2,899
*	United Continental
	Holdings Inc.	26,064	2,229
	WW Grainger Inc.	7,055	2,003
	Allison Transmission
	Holdings Inc.	40,905	1,803
	Expeditors International
	of Washington Inc.	25,337	1,702
	KAR Auction Services Inc.	24,765	1,410
	Huntington Ingalls
	Industries Inc.	5,971	1,305
	Waste Management Inc.	6,997	626
	Pentair plc	12,788	513
	Delta Air Lines Inc.	6,691	366
			4,038,193
Information Technology (14.5%)
	Microsoft Corp.	14,609,483	1,560,439
	Apple Inc.	4,551,036	996,040
	Oracle Corp.	19,414,616	948,210
	QUALCOMM Inc.	10,528,936	662,165
	Cisco Systems Inc.	8,331,659	381,173

Windsor II Fund

			Market
			Value•
		Shares	($000)
	Hewlett Packard
	Enterprise Co.	20,501,700	312,651
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	7,567,119	288,307
	Samsung Electronics
	Co. Ltd.	7,670,000	287,132
	Visa Inc. Class A	1,456,600	200,792
	Analog Devices Inc.	1,918,801	160,623
	Skyworks Solutions Inc.	1,594,600	138,347
	DXC Technology Co.	1,828,725	133,186
	Corning Inc.	4,067,600	129,960
	Motorola Solutions Inc.	898,220	110,086
*	Worldpay Inc. Class A	941,100	86,431
	Telefonaktiebolaget LM
	Ericsson ADR	8,591,200	74,400
*	Palo Alto Networks Inc.	391,285	71,621
	TE Connectivity Ltd.	741,800	55,946
*	Micron Technology Inc.	1,097,456	41,396
*	Teradata Corp.	943,500	34,343
	Intel Corp.	148,250	6,950
	International Business
	Machines Corp.	30,515	3,522
	HP Inc.	112,820	2,723
	NetApp Inc.	32,184	2,526
*	Advanced Micro Devices
	Inc.	105,126	1,914
	Sabre Corp.	76,455	1,885
	Seagate Technology plc	44,268	1,781
*	Zebra Technologies Corp.	9,836	1,636
	NVIDIA Corp.	5,059	1,067
*	Dell Technologies Inc.
	Class V	8,541	772
	Western Union Co.	39,895	720
	Broadcom Inc.	2,844	636
*	First Data Corp. Class A	4,173	78
			6,699,458
Materials (2.9%)
	Air Products &
	Chemicals Inc.	4,169,234	643,521
	DowDuPont Inc.	9,513,111	512,947
	International Paper Co.	2,479,200	112,457
	Vulcan Materials Co.	700,733	70,872
	LyondellBasell
	Industries NV Class A	24,787	2,213
	Huntsman Corp.	83,994	1,838
	Steel Dynamics Inc.	46,245	1,831
	Freeport-McMoRan Inc.	145,731	1,698
	Mosaic Co.	52,409	1,622

	Nucor Corp.	14,109	834
	Westlake Chemical Corp.	3,429	244
	Reliance Steel &
	Aluminum Co.	2,945	232
			1,350,309
	Other (0.3%)
^	SPDR S&P 500 ETF
	Trust	253,443	68,589
^,3	Vanguard Value ETF	444,068	46,703
			115,292
	Real Estate (0.4%)
	Prologis Inc.	2,620,300	168,931
	Simon Property Group
	Inc.	12,177	2,235
	Host Hotels & Resorts
	Inc.	107,130	2,047
	Weyerhaeuser Co.	71,392	1,901
	Omega Healthcare
	Investors Inc.	55,098	1,838
	Spirit Realty Capital Inc.	232,346	1,817
	Park Hotels & Resorts Inc. 61,121		1,777
	Jones Lang LaSalle Inc.	12,695	1,679
	Gaming and Leisure
	Properties Inc.	35,604	1,199
			183,424
	Utilities (1.8%)
	Dominion Energy Inc.	5,561,771	397,222
	Exelon Corp.	5,787,510	253,551
	PPL Corp.	2,930,300	89,081
	Southern Co.	1,928,800	86,854
	NextEra Energy Inc.	23,257	4,012
	FirstEnergy Corp.	65,243	2,432
	Entergy Corp.	27,562	2,314
	AES Corp.	151,790	2,213
	NRG Energy Inc.	55,036	1,992
	UGI Corp.	28,393	1,507
	National Fuel Gas Co.	26,382	1,432
	MDU Resources Group
	Inc.	30,830	769
			843,379
Total Common Stocks
	(Cost $34,800,292)		45,083,709
Temporary Cash Investments (2.6%)[1]
Money Market Fund (2.5%)
[4,5]	Vanguard Market
	Liquidity Fund,
	2.308%	11,562,800	1,156,280

Windsor II Fund

	Face	Market
	Amount	Value •
	($000)	($000)
U. S. Government and Agency Obligations (0.1%)
United States Treasury
Bill, 2.022%–2.078%,
11/15/18	12,100	12,090
6 United States Treasury
Bill, 2.033%, 11/23/18	15,000	14,981
6 United States Treasury
Bill, 2.292%, 2/28/19	100	99
		27,170
Total Temporary Cash Investments
(Cost $1,183,448)		1,183,450
Total Investments (100.2%)
(Cost $35,983,740)		46,267,159

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		2,502
Receivables for Investment
Securities Sold		162,649
Receivables for Accrued Income		48,867
Receivables for Capital Shares Issued		7,178
Variation Margin Receivable—
Futures Contracts		807
Other Assets		5,210
Total Other Assets		227,213
Liabilities
Payables for Investment Securities
Purchased		(155,615)
Collateral for Securities on Loan		(46,702)
Payables to Investment Advisor		(13,237)
Payables for Capital Shares Redeemed		(32,358)
Payables to Vanguard		(57,921)
Other Liabilities		(2,172)
Total Liabilities		(308,005)
Net Assets (100%)		46,186,367

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	32,210,396
Total Distributable Earnings (Loss)	13,975,971
Net Assets	46,186,367

Investor Shares—Net Assets
Applicable to 322,572,039 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,060,790
Net Asset Value Per Share—
Investor Shares	$37.39

Admiral Shares—Net Assets
Applicable to 514,301,988 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	34,125,577
Net Asset Value Per Share—
Admiral Shares	$66.35

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $46,044,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 97.8% and 2.4%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities of
such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $46,702,000 of collateral received for securities on loan.
6 Securities with a value of $3,894,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Windsor II Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2018	493	66,829	(4,269)

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	1,133,744
Dividends—Affiliated Issuers	7,200
Interest—Unaffiliated Issuers	432
Interest—Affiliated Issuers	20,755
Securities Lending—Net	891
Total Income	1,163,022
Expenses
Investment Advisory Fees—Note B
Basic Fee	68,230
Performance Adjustment	(13,022)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	26,674
Management and Administrative—Admiral Shares	47,106
Marketing and Distribution—Investor Shares	1,684
Marketing and Distribution—Admiral Shares	1,517
Custodian Fees	1,187
Auditing Fees	47
Shareholders’ Reports and Proxy—Investor Shares	282
Shareholders’ Reports and Proxy—Admiral Shares	277
Trustees’ Fees and Expenses	73
Total Expenses	134,055
Expenses Paid Indirectly	(717)
Net Expenses	133,338
Net Investment Income	1,029,684
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	3,674,576
Investment Securities Sold—Affiliated Issuers	7,528
Futures Contracts	564
Foreign Currencies	19
Realized Net Gain (Loss)	3,682,687
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(2,156,290)
Investment Securities—Affiliated Issuers	(275,157)
Futures Contracts	(5,012)
Foreign Currencies	(98)
Change in Unrealized Appreciation (Depreciation)	(2,436,557)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,275,814
1 Dividends are net of foreign withholding taxes of $12,525,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,029,684	995,340
Realized Net Gain (Loss)	3,682,687	3,197,107
Change in Unrealized Appreciation (Depreciation)	(2,436,557)	4,305,009
Net Increase (Decrease) in Net Assets Resulting from Operations	2,275,814	8,497,456
Distributions
Net Investment Income
Investor Shares	(252,654)	(328,011)
Admiral Shares	(710,493)	(780,981)
Realized Capital Gain[1]
Investor Shares	(828,642)	(754,617)
Admiral Shares	(2,184,797)	(1,716,810)
Total Distributions	(3,976,586)	(3,580,419)
Capital Share Transactions
Investor Shares	(1,134,007)	(1,593,453)
Admiral Shares	(130,763)	1,063,814
Net Increase (Decrease) from Capital Share Transactions	(1,264,770)	(529,639)
Total Increase (Decrease)	(2,965,542)	4,387,398
Net Assets
Beginning of Period	49,151,909	44,764,511
End of Period	46,186,367	49,151,909
1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $190,915,000 and $129,480,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$38.81	$35.03	$36.73	$39.59	$36.19
Investment Operations
Net Investment Income	.783[1]	.750[1]	.847[1]	.809	.868
Net Realized and Unrealized Gain (Loss)
on Investments	.950	5.847	.096	(.229)	4.167
Total from Investment Operations	1.733	6.597	.943	.580	5.035
Distributions
Dividends from Net Investment Income	(.740)	(. 851)	(.781)	(. 827)	(. 838)
Distributions from Realized Capital Gains	(2.413)	(1.966)	(1.862)	(2.613)	(.797)
Total Distributions	(3.153)	(2.817)	(2.643)	(3.440)	(1.635)
Net Asset Value, End of Period	$37.39	$38.81	$35.03	$36.73	$39.59

Total Return[2]	4.44%	19.60%	2.86%	1.57%	14.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,061	$13,638	$13,773	$15,397	$17,312
Ratio of Total Expenses to Average Net Assets[3]	0.33%	0.34%	0.33%	0.34%	0.36%
Ratio of Net Investment Income to
Average Net Assets	2.04%	2.01%	2.46%	2.12%	2.28%
Portfolio Turnover Rate	29%	32%	33%	26%	27%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.02%), (0.03%), (0.02%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$68.88	$62.18	$65.20	$70.27	$64.23
Investment Operations
Net Investment Income	1.443[1]	1.377[1]	1.552[1]	1.492	1.601
Net Realized and Unrealized Gain (Loss)
on Investments	1.682	10.376	.168	(.401)	7.398
Total from Investment Operations	3.125	11.753	1.720	1.091	8.999
Distributions
Dividends from Net Investment Income	(1.371)	(1.565)	(1.437)	(1.525)	(1.545)
Distributions from Realized Capital Gains	(4.284)	(3.488)	(3.303)	(4.636)	(1.414)
Total Distributions	(5.655)	(5.053)	(4.740)	(6.161)	(2.959)
Net Asset Value, End of Period	$66.35	$68.88	$62.18	$65.20	$70.27

Total Return[2]	4.52%	19.68%	2.94%	1.66%	14.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,126	$35,514	$30,991	$31,763	$32,898
Ratio of Total Expenses to Average Net Assets[3]	0.25%	0.26%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.12%	2.09%	2.54%	2.20%	2.36%
Portfolio Turnover Rate	29%	32%	33%	26%	27%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.02%), (0.03%), (0.02%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin

Windsor II Fund

requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the

Windsor II Fund

fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC, Lazard Asset Management LLC, Sanders Capital, LLC, and Hotchkis and Wiley Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Prime Market 750 Index for the preceding three years. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance relative to the Russell 3000 Index for the preceding five years. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Investable Market 2500 Index for the preceding five years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $515,000 for the year ended October 31, 2018.

For the year ended October 31, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a decrease of $13,022,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Windsor II Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $2,502,000, representing 0.01% of the fund’s net assets and 1.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2018, these arrangements reduced the fund’s management and administrative expenses by $714,000 and custodian fees by $3,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	44,273,721	809,988	—
Temporary Cash Investments	1,156,280	27,170	—
Futures Contracts—Assets[1]	807	—	—
Total	45,430,808	837,158	—
1 Represents variation margin on the last day of the reporting period.

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemption were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	208,343
Total Distributable Earnings (Loss)	(208,343)

Windsor II Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	547,222
Undistributed Long-Term Gains	3,197,501
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	10,281,212

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	35,985,829
Gross Unrealized Appreciation	13,192,332
Gross Unrealized Depreciation	(2,911,002)
Net Unrealized Appreciation (Depreciation)	10,281,330

G. During the year ended October 31, 2018, the fund purchased $13,855,113,000 of investment securities and sold $17,994,665,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Year Ended October 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	803,624	21,108	649,950	17,561
Issued in Lieu of Cash Distributions	1,052,733	27,845	1,057,833	29,591
Redeemed	(2,990,364)	(77,778)	(3,301,236)	(88,909)
Net Increase (Decrease)—Investor Shares	(1,134,007)	(28,825)	(1,593,453)	(41,757)
Admiral Shares
Issued	2,416,874	35,509	3,043,402	46,187
Issued in Lieu of Cash Distributions	2,738,624	40,825	2,363,797	37,258
Redeemed	(5,286,261)	(77,631)	(4,343,385)	(66,275)
Net Increase (Decrease)—Admiral Shares	(130,763)	(1,297)	1,063,814	17,170

Windsor II Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Adient plc	NA1	270,713	41,295	(2,967)	(266,911)	5,921	—	207,482
Vanguard Market
Liquidity Fund	1,240,439	NA [2]	NA [2]	(136)	14	20,755	—	1,156,280
Vanguard
Value ETF	64,101	—	19,769	10,631	(8,260)	1,279	—	46,703
Total	1,304,540			7,528	(275,157)	27,955	—	1,410,465
1 Not applicable— at October 31, 2017, the issuer was not an affiliated company of the fund.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Windsor Funds and Shareholders of Vanguard Windsor II Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Windsor II Fund (one of the funds constituting Vanguard Windsor Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Windsor II Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,019,827,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $1,039,723,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 73.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor II Fund Investor Shares
Periods Ended October 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	4.44%	8.34%	11.50%
Returns After Taxes on Distributions	2.46	6.44	10.31
Returns After Taxes on Distributions and Sale of Fund Shares	3.98	6.28	9.38

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	4/30/2018	10/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,017.60	$1.68
Admiral Shares	1,000.00	1,018.02	1.27
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.54	$1.68
Admiral Shares	1,000.00	1,023.95	1.28

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q730 122018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2018: $90,000
Fiscal Year Ended October 31, 2017: $98,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2018: $9,734,277
Fiscal Year Ended October 31, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2018: $5,581,336
Fiscal Year Ended October 31, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2018: $347,985
Fiscal Year Ended October 31, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2018: $0
Fiscal Year Ended October 31, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2018: $347,985
Fiscal Year Ended October 31, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY *
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: December 18, 2018
VANGUARD WINDSOR FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 18, 2018

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number
33-32216, Incorporated by Reference.